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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                -------------------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                    -----------------------------------------

Date of Report (Date of earliest event reported):

May 15, 2003

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                               Digex, Incorporated
             (Exact name of registrant as specified in its charter)


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               Delaware                                 59-3582217
               --------                          -------------------------
  (State or other jurisdiction of                    (I.R.S. Employer
   incorporation or organization)                 Identification Number)

                                    000-26873
                                     -------
                            (Commission File Number)


                               14400 Sweitzer Lane
                                Laurel, MD 20707
                    (Address of principal executive offices)

                                 (240) 264-2000
                               (Telephone Number)



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ITEM 5.  OTHER EVENTS

   On May 15, 2003, Digex issued the attached press release.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

      (c)  Exhibits

      The following exhibit is filed herewith:

      Exhibit 99.1 Press Release dated May 15, 2003: "Digex Reports First Quarter Results for 2003"

                                       2

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   May 19, 2003

                                           DIGEX, INCORPORATED
                                              (Registrant)

                                           /s/ T. SCOTT ZIMMERMAN
                                           ----------------------
                                            T. Scott Zimmerman
                                           Senior Vice President
                                        and Chief Financial Officer

                                       3

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                                  EXHIBIT INDEX



Exhibit No.                          Description
-----------                          -----------

99.1 Press Release dated May 15, 2003: "Digex Reports First Quarter Results for 2003"

                                       4